EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


March 27, 1996                        /S/ MARY D. DECI
                                      Mary D. Deci






























                                EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 8, 1996                   /S/ JOHN A. MCCORMACK
                                   John A. McCormack






























                                EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


March 27, 1996                     /S/ WILLIAM E. GOGGIN
                                   William E. Goggin






























                                EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 2, 1996                   /S/ CHARLES W. JENNINGS
                                   Charles W. Jennings






























                                EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 7, 1996                   /S/ DAVID D. ROSLUND
                                   David D. Roslund






























                               EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 5, 1996                   /S/ PHILLIP G. PEASLEY
                                   Phillip G. Peasley






























                                EXHIBIT 24

                            POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN A. McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


March 27, 1996                     /S/ EDWARD B. GRANT
                                   Edward B. Grant